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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-03907

The Empire Tax Free Bond Fund

(Exact name of registrant as specified in charter)

546 Fifth Avenue, 7th Floor New York, New York	10036
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 953-7800

Date of fiscal year end:         February 28, 2012

Date of reporting period:       August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE EMPIRE BUILDER TAX FREE BOND FUND
SEMI-ANNUAL REPORT AUGUST 31, 2011 (Unaudited)

THE EMPIRE BUILDER TAX FREE BOND FUND LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present The Empire Builder Tax-Free Bond Fund (the “Fund”) Semi-Annual Report for the period ended August 31, 2011.

In our annual report we mentioned three main areas of concern: the stock market, the housing market and unemployment. They are still our main concerns. The stock market has been more volatile in the last few months than it has been in years. From January 1, 2011 through August 31, 2011, the year-to-date performance of the Dow Jones Industrial Average was up 2.1%, the Standard & Poor’s 500 Index was down 1.8% and the Nasdaq Composite was down 2.1%.

From January 1, 2011 through August 31, 2011, the Builder class was up 2.58% and the Premier class was up 2.59%. For the six-month period ended August 31, 2011, the Builder class was up 2.22% and the Premier class was up 2.27%. The housing market continues to falter and may remain depressed for some time. Unemployment remains over 9% and it shows no sign of improving in the near future. In addition to these problems we also have to worry about inflation. Because of this we have kept the average life duration of the portfolio lower than normal.

Based on the size of the federal deficit, we expect taxes to increase on federal and state levels. If this happens, it will make your investment in the Fund more attractive on a taxable-equivalent basis. We also believe that inflation will eventually increase, which will cause interest rates to rise. We expect this will allow us to pick up additional yield when we reinvest our shorter-term maturities (as of August 31, 2011 the Fund’s average maturity was 2.72 years).

We will continue to focus on maintaining a portfolio of high credit quality bonds in the Fund. When the right opportunities present themselves, we will extend the duration of the portfolio cautiously to seek to enhance returns while keeping principal intact.

In our opinion, The Empire Builder Tax-Free Bond Fund is well-positioned for the next year. Its no-load structure continues to offer value to the shareholder because there is no charge to purchase shares. Because of the current disparity between municipals and treasuries, we believe it is an excellent time to purchase additional shares of The Empire Builder Tax-Free Bond Fund through our automatic investment program (also known as “dollar cost averaging”*). This program can help shareholders follow a disciplined investment plan. Please call the customer service desk at 1-800-847-5886 for information on how to participate. We look forward to helping you meet your investment needs.

Sincerely,

Seth M. Glickenhaus
President

*
Dollar cost averaging does not insure a profit and does not protect against loss in declining markets. An investor should consider his or her financial ability to continue making additional investments through periods of low share price levels.

THE EMPIRE BUILDER TAX FREE BOND FUND LETTER TO SHAREHOLDERS (Continued)

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestments of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions (if any) or on the redemption of Fund shares. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information for the most recent month end, please call 1-800-847-5886.

For more complete information on The Empire Builder Tax Free Bond Fund, you may request a prospectus by calling 1-800-847-5886. You should consider the Fund’s investment objectives, risk and expenses carefully before you invest. Information about these and other important information is in the Fund’s prospectus which you should read carefully before investing.

Not FDIC insured. May lose value. No bank guarantee.

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS August 31, 2011 (Unaudited)

MUNICIPAL SECURITIES — 98.1%	Credit Ratings*	Par Value	Value
New York City and New York City Agencies — 11.7%
New York City, General Obligation, Series C,
5.50%, due 08/01/2014, Par Call 02/01/2013 @ 100	Aa2/AA	$3,500,000	$3,747,904
New York City, General Obligation, Series E-1,
6.25%, due 10/15/2028, Par Call 10/15/2018 @ 100	Aa2/AA	2,000,000	2,353,020
New York City, Health and Hospitals Corp., Health System Revenue, Series A,
5.50%, due 02/15/2018, Prerefunded 02/15/2012 @ 100 (AGM)	Aaa/AA+	1,000,000	1,023,520
New York City, Housing Development Corp., Multi-Family Housing Revenue, Series M,
4.40%, due 05/01/2014, Non-Callable	Aa2/AA	165,000	176,682
4.45%, due 11/01/2014, Non-Callable	Aa2/AA	330,000	357,631
4.60%, due 05/01/2015, Non-Callable	Aa2/AA	340,000	372,997
4.65%, due 11/01/2015, Non-Callable	Aa2/AA	350,000	388,399
6.75%, due 11/01/2033, Par Call 11/01/2018 @ 100	Aa2/AA	1,000,000	1,105,970
Total New York City and New York City Agencies			$9,526,123

New York State Agencies — 53.1%
Dormitory Authority of the State of New York — 43.5%
City University System Consolidated Fifth General Resolution, State Supported Debt, Revenue, Series E,
6.125%, due 01/01/2031, Par Call 01/01/2019 @ 100	NR/AA-	$1,500,000	$1,699,410
Department of Education, State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2018, Par Call 07/01/2016 @ 100	NR/AA-	1,000,000	1,096,140
Department of Health, Revenue, Series A,
2.00%, due 07/01/2012, Non-Callable	NR/AA-	1,965,000	1,988,580
Department of Health, Veterans Home, Revenue, Series A,
2.00%, due 07/01/2012, Non-Callable	NR/AA-	940,000	950,895
5.00%, due 07/01/2013, Non-Callable	NR/AA-	955,000	1,028,382
Hospital for Special Surgery, Non-State Supported Debt, Revenue,
6.00%, due 08/15/2038, Par Call 08/15/2019 @ 100 (FHA)	Aa2/AA+	500,000	560,230

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 98.1% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 53.1% (Continued)
Dormitory Authority of the State of New York — 43.5% (Continued)
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series A,
5.00%, due 02/15/2019, Par Call 02/15/2015 @ 100 (AMBAC)	NR/AA-	$2,500,000	$2,708,275
Mental Health Services Facilities Improvement, State Supported Debt, Revenue, Series F,
6.25%, due 02/15/2031, Par Call 08/15/2018 @ 100	NR/AA-	1,500,000	1,686,330
Mount Sinai Hospital, Non-State Supported Debt, Revenue, Series A,
5.00%, due 07/01/2012, Non-Callable	A2/A-	1,050,000	1,084,356
Municipal Health Facilities Improvement Program, Non-State Supported Debt, Revenue, Subseries 2-1,
5.00%, due 01/15/2018, Non-Callable	Aa3/AA-	2,000,000	2,278,320
New York and Presbyterian Hospital (The), Series A,
5.25%, due 08/15/2012, Non-Callable (AGM, FHA)	Aa3/AA+	1,500,000	1,566,705
New York Medical College, Revenue,
5.25%, due 07/01/2013, Continuously Callable 06/30/2011 @ 100 (NATL-RE)	Baa1/BBB	1,015,000	1,017,304
New York University, Revenue, Series 2,
5.50%, due 07/01/2018, Par Call 07/01/2011 @ 100 (AMBAC)	Aa3/AA-	500,000	501,335
Rochester Institute of Technology, Revenue, Series A,
5.25%, due 07/01/2016, Prerefunded 07/01/2012 @ 100 (AMBAC)	A1/NR	2,045,000	2,129,152
5.25%, due 07/01/2017, Prerefunded 07/01/2012 @ 100 (AMBAC)	A1/NR	2,155,000	2,243,678
School Districts Revenue Bond Financing Program, Revenue, Series D,
5.25%, due 10/01/2023, Par Call 10/01/2012 @ 100 (NATL-RE State Aid Withholding)	A2/A+	1,395,000	1,439,710
Skidmore College, Non-State Supported Debt, Revenue, Series A,
3.00%, due 07/01/2012, Non-Callable	A1/NR	310,000	315,428
Special Act School Districts Program, Revenue,
6.00%, due 07/01/2019, Continuously Callable 06/30/2012 @ 100 (NATL-RE)	Baa1/BBB	3,540,000	3,542,195

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 98.1% (Continued)	Credit Ratings*	Par Value	Value
New York State Agencies — 53.1% (Continued)
Dormitory Authority of the State of New York — 43.5% (Continued)
St. Lawrence-Lewis BOCES Program, Non-State Supported Debt, Revenue,
4.00%, due 08/15/2018, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	$100,000	$109,390
4.125%, due 08/15/2020, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	110,000	118,425
4.25%, due 08/15/2021, Par Call 08/15/2017 @ 100 (AGM)	Aa3/AA+	100,000	107,942
United Health Services Hospitals, Inc., Non-State Supported Debt, Revenue,
3.00%, due 08/01/2012, Non-Callable (FHA)	NR/NR	1,340,000	1,355,410
University of Rochester, Non-State Supported Debt, Revenue, Series A-1,
5.00%, due 07/01/2019, Par Call 01/01/2017 @ 100	Aa3/A+	2,305,000	2,564,750
Upstate Community Colleges, Revenue, Series B,
5.25%, due 07/01/2015, Par Call 07/01/2014 @ 100 (NATL-RE, FGIC, TCRS)	Aa3/NR	3,140,000	3,504,460
Total Dormitory Authority of the State of New York			35,596,802

Other New York State Agencies — 9.6%
New York State Environmental Facilities Corp., United Water New Rochelle, Water Facilities Revenue, Series A,
4.875%, due 09/01/2040, Par Call 09/01/2020 @ 100	Baa1/A-	1,000,000	954,480
New York State Housing Finance Agency, Revenue, Series A,
2.70%, due 05/01/2012, Non-Callable	Aa2/NR	755,000	760,889
2.00%, due 09/15/2013, Non-Callable	NR/AA-	1,500,000	1,540,665
5.00%, due 09/15/2013, Non-Callable	NR/AA-	2,500,000	2,718,425
New York State Mortgage Agency, Revenue, 43rd Series,
0.55%, due 10/01/2011, Non-Callable	Aaa/NR	750,000	750,126
New York State Urban Development Corp., Service Contract Revenue, Series D,
5.00%, due 01/01/2015, Non-Callable	NR/AA-	1,000,000	1,135,890
Total Other New York State Agencies			7,860,475

Total New York State Agencies			$43,457,277

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 98.1% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 33.3%
Albany County, Airport Authority, Revenue, Series A,
2.00%, due 12/15/2011, Non-Callable	A3/BBB+	$1,000,000	$1,002,620
Albany Housing Authority, Limited Obligation, Revenue,
6.25%, due 10/01/2012, Continuously Callable 10/01/2011 @ 100	Aa3/NR	435,000	435,861
Albany Industrial Development Agency, St. Peter's Hospital Project, Revenue, Series A,
5.00%, due 11/15/2011, Non-Callable	Baa2/BBB+	1,385,000	1,394,875
Chili, Public Improvement, General Obligation,
3.00%, due 12/15/2012, Non-Callable	Aa3/NR	315,000	324,056
Cobleskill-Richmondville, Central School District, General Obligation,
3.25%, due 01/15/2013, Non-Callable (Assured GTY State Aid Withholding)	Aa3/NR	700,000	723,702
Corning, City School District, General Obligation,
5.00%, due 06/15/2012, Non-Callable (AGM State Aid Withholding)	Aa3/NR	1,000,000	1,035,390
5.00%, due 06/15/2013, Par Call 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	970,000	1,002,320
5.00%, due 06/15/2014, Par Call 06/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	600,000	618,996
Depew, Union Free School District, General Obligation,
5.00%, due 06/01/2012, Non-Callable (AGM State Aid Withholding)	Aa3/NR	1,870,000	1,929,896
East Rochester Housing Authority, St. John's Health Care Corp. Project, Revenue, Series A,
2.00%, due 10/20/2011, Non-Callable (GNMA)	NR/AA+	670,000	670,901
Erie County, IDA, City School District of Buffalo Project, School Facility Revenue, Series A,
5.75%, due 05/01/2025, Par Call 05/01/2017 @ 100 (AGM)	Aa3/AA+	2,000,000	2,267,240
Fayetteville-Manlius, Central School District, General Obligation,
5.00%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	Aa3/NR	375,000	388,358
Freeport, Public Improvement, General Obligation, Series A,
3.00%, due 03/15/2013, Non-Callable (AGM)	Aa3/NR	1,005,000	1,038,758
Freeport, Public Improvement, General Obligation, Series B,
2.00%, due 06/01/2013, Non-Callable (AGM)	Aa3/NR	655,000	668,519

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 98.1% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 33.3% (Continued)
Greene County, Public Improvement, General Obligation,
3.00%, due 03/15/2013, Non-Callable	Aa3/NR	$790,000	$815,683
Hempstead Town, Adelphi University Project, Revenue,
3.00%, due 06/01/2013, Non-Callable	NR/A	565,000	582,611
Ilion, Central School District, General Obligation, Series B,
5.50%, due 06/15/2015, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	A1/NR	550,000	573,672
5.50%, due 06/15/2016, Callable 06/15/2012 @ 101 (NATL-RE, FGIC State Aid Withholding)	A1/NR	500,000	519,525
Long Island Power Authority, Electric System General Revenue, Series A,
6.00%, due 05/01/2033, Par Call 05/01/2019 @ 100	A3/A-	500,000	557,660
Metropolitan Transportation Authority, Transportation Revenue, Series 2008C,
6.50%, due 11/15/2028, Par Call 11/15/2018 @ 100	A2/A	1,500,000	1,765,050
Monroe County, General Obligation, Series B,
5.00%, due 03/01/2012, Non-Callable (Assured GTY)	Aa3/AA+	1,295,000	1,322,234
Monroe County, Public Improvement, General Obligation,
4.00%, due 06/01/2012, Non-Callable (Assured GTY)	Aa3/AA+	1,950,000	1,997,151
Mount Sinai, Union Free School District, General Obligation,
6.20%, due 02/15/2012, Non-Callable (AMBAC State Aid Withholding)	Aa3/NR	1,065,000	1,090,390
Newburgh, City School District, General Obligation,
2.50%, due 06/15/2013, Non-Callable (AGM State Aid Withholding)	Aa3/AA+	625,000	644,694
Oneida County, IDA, Mohawk Valley Network, Inc., Civic Facility Revenue, Series B,
5.00%, due 01/01/2013, Par Call 01/01/2012 @ 100 (AGM)	Aa3/AA+	860,000	870,346
Rockland County, General Obligation, Series B,
2.00%, due 09/01/2011, Non-Callable	A1/BBB+	1,200,000	1,200,039
Roslyn, General Obligation,
2.00%, due 10/01/2011, Non-Callable	A2/NR	285,000	285,363
2.00%, due 10/01/2012, Non-Callable	A2/NR	280,000	283,721
Schenectady, Public Improvement, General Obligation,
4.375%, due 05/15/2012, Non-Callable (AGM)	NR/AA+	240,000	246,089

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL SECURITIES — 98.1% (Continued)	Credit Ratings*	Par Value	Value
Other New York State Bonds — 33.3% (Continued)
Southern Cayuga, Central School District, General Obligation,
5.00%, due 05/15/2014, Par Call 05/15/2012 @ 100 (AGM State Aid Withholding)	Aa3/NR	$400,000	$411,136
Wappingers, Central School District, General Obligation,
5.00%, due 12/15/2012, Non-Callable (AGM State Aid Withholding)	Aa3/NR	500,000	527,170
Total Other New York State Bonds			$27,194,026

Total Municipal Securities (Cost $77,248,565)			$80,177,426

MONEY MARKET FUNDS — 3.0%	Shares	Value
Dreyfus New York Municipal Cash Management Fund, 0.00% (a) (Cost $2,500,000)	2,500,000	$2,500,000

Total Investments at Value — 101.1% (Cost $79,748,565)		$82,677,426

Liabilities in Excess of Other Assets — (1.1%)		(926,829)

Net Assets — 100.0%		$81,750,597

(a)	Variable rate security. The rate shown is the 7-day effective yield as of August 31, 2011.
*	Credit Ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corp. (“Standard & Poor’s”) (Unaudited).

Definitions
AGM	Insured as to principal and interest by Assured Guaranty Municipal Corp.
AMBAC	Insured as to principal and interest by the American Municipal Bond Insurance Corp.
BOCES	Board of Cooperative Educational Services
FGIC	Insured as to principal and interest by the Financial Guaranty Insurance Co.
FHA	Insured as to principal and interest by the Federal Housing Administration
GNMA	Insured as to principal and interest by Government National Mortgage Association
GTY	Guaranty
IDA	Industrial Development Agency
NATL-RE	Reinsured as to principal and interest by the National Public Finance Guarantee Corp.
TCRS	Transferable Custodial Receipts

THE EMPIRE BUILDER TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

Description of Moody’s Ratings
Aaa	Issuers or issues rated 'Aaa' demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Aa	Issuers or issues rated 'Aa' demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
A	Issuers or issues rated 'A' demonstrate above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Baa	Issuers or issues rated 'Baa' demonstrate average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification below Aaa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings
AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NR	Not Rated. In the opinion of the Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.
Standard & Poor’s ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Summary of Portfolio Holdings:
The Empire Builder Tax Free Bond Fund	Percent of Net Assets
New York State Agencies	53.1
Other New York State Bonds	33.3
New York City	11.7
Short Term Investments	3.0
101.1

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2011 (Unaudited)

ASSETS
Investments in securities, at value (cost $79,748,565) (Note 2)	$82,677,426
Cash	213,124
Interest receivable	721,963
Prepaid expenses	13,489
TOTAL ASSETS	83,626,002

LIABILITIES
Dividends payable	15,854
Payable for investment securities purchased	1,706,599
Payable for capital shares redeemed	74,552
Advisory fees payable (Note 4)	27,919
Payable to administrator (Note 4)	18,680
Other accrued expenses	31,801
TOTAL LIABILITIES	1,875,405

NET ASSETS	$81,750,597

Net assets consist of:
Paid-in capital	$78,826,770
Accumulated undistributed net investment income	12,748
Accumulated net realized losses from investments	(17,782)
Net unrealized appreciation of investments	2,928,861
NET ASSETS	$81,750,597

PRICING OF BUILDER CLASS SHARES:
Net assets applicable to Builder Class shares	$37,912,652
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,153,336
Net asset value, offering and redemption price per share (Note 2)	$17.61

PRICING OF PREMIER CLASS SHARES:
Net assets applicable to Premier Class shares	$43,837,945
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	2,489,708
Net asset value, offering and redemption price per share (Note 2)	$17.61

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$1,258,643
Dividends	1,057
TOTAL INVESTMENT INCOME	1,259,700

EXPENSES
Advisory fees (Note 4)	165,388
Legal fees	43,527
Administration fees (Note 4)	41,376
Transfer agency fees - Builder Class (Note 4)	21,202
Transfer agency fees - Premier Class (Note 4)	9,000
Audit and tax fees	28,070
Trustees' fees (Note 4)	26,250
Fund accounting fees (Note 4)	22,167
Compliance services fees (Note 4)	18,000
Custody and bank service fees	8,928
Registration fees - Builder Class	5,450
Registration fees - Premier Class	2,884
Registration fees - Common	581
Insurance expense	6,002
Other expenses	19,217
TOTAL EXPENSES	418,042

NET INVESTMENT INCOME	841,658

UNREALIZED GAINS ON INVESTMENTS (NOTE 2)
Change in unrealized appreciation/depreciation on investments	968,639

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,810,297

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2011 (Unaudited)	Year Ended February 28, 2011
FROM OPERATIONS
Net investment income	$841,658	$1,787,408
Net realized gains from investment transactions	—	74,265
Change in unrealized appreciation/depreciation on investments	968,639	(899,758)
Net increase in net assets resulting from operations	1,810,297	961,915

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Builder Class	(379,550)	(809,946)
From net investment income, Premier Class	(461,191)	(975,608)
From realized capital gains on investment transactions, Builder Class	—	(58,856)
From realized capital gains on investment transactions, Premier Class	—	(67,830)
Decrease in net assets from distributions to shareholders	(840,741)	(1,912,240)

FROM CAPITAL SHARE TRANSACTIONS
BUILDER CLASS
Proceeds from shares sold	399,450	1,258,954
Reinvestment of distributions to shareholders	353,376	811,547
Payments for shares redeemed	(1,439,728)	(3,473,480)
Net decrease in net assets from Builder Class capital share transactions	(686,902)	(1,402,979)

PREMIER CLASS
Proceeds from shares sold	76,398	392,346
Reinvestment of distributions to shareholders	385,704	888,021
Payments for shares redeemed	(1,436,255)	(1,990,213)
Net decrease in net assets from Premier Class capital share transactions	(974,153)	(709,846)

TOTAL DECREASE IN NET ASSETS	(691,499)	(3,063,150)

NET ASSETS
Beginning of period	82,442,096	85,505,246
End of period	$81,750,597	$82,442,096

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$12,748	$11,831

SUMMARY OF CAPITAL SHARE ACTIVITY
BUILDER CLASS
Shares sold	22,889	71,486
Shares issued in reinvestment of distributions to shareholders	20,215	46,141
Shares redeemed	(82,388)	(197,286)
Net decrease in shares outstanding	(39,284)	(79,659)
Shares outstanding, beginning of period	2,192,620	2,272,279
Shares outstanding, end of period	2,153,336	2,192,620

PREMIER CLASS
Shares sold	4,363	22,335
Shares issued in reinvestment of distributions to shareholders	22,065	50,488
Shares redeemed	(82,079)	(113,133)
Net decrease in shares outstanding	(55,651)	(40,310)
Shares outstanding, beginning of period	2,545,359	2,585,669
Shares outstanding, end of period	2,489,708	2,545,359

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - BUILDER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2011 (Unaudited)		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007
Net asset value at beginning of period	$17.40		$17.60	$17.34	$16.97	$17.64	$17.66

Income (loss) from investment operations:
Net investment income	0.18		0.37	0.40	0.47	0.54	0.56
Net realized and unrealized gains (losses) on investments	0.21		(0.17)	0.28	0.37	(0.57)	0.04
Total from investment operations	0.39		0.20	0.68	0.84	(0.03)	0.60

Less distributions:
Dividends from net investment income	(0.18)		(0.37)	(0.40)	(0.47)	(0.55)	(0.56)
Distributions from net realized capital gains	—		(0.03)	(0.02)	—	(0.09)	(0.06)
Total distributions	(0.18)		(0.40)	(0.42)	(0.47)	(0.64)	(0.62)

Net asset value at end of period	$17.61		$17.40	$17.60	$17.34	$16.97	$17.64

Total return (a)	2.22%	(b)	1.08%	3.97%	5.01%	(0.20% )	3.44%

Ratios/Supplementary Data:
Net assets at end of period (in 000s)	$37,913		$38,151	$39,993	$40,250	$41,336	$45,010

Ratio of net investment income to average net assets	1.98%	(c)	2.07%	2.28%	2.74%	3.07%	3.19%

Ratio of expenses to average net assets (d)	1.06%	(c)	1.16%	1.41%	1.31%	1.30%	1.28%

Portfolio turnover rate (e)	10%	(b)	25%	18%	75%	70%	135%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03% and 0.02%, for the fiscal years ended February 2010, 2009, 2008 and 2007, respectively (Note 2). There was no impact to such ratio for the year ended February 28, 2011 or the six months ended August 31, 2011.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND - PREMIER CLASS FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2011 (Unaudited)		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008	Year Ended February 28, 2007
Net asset value at beginning of period	$17.40		$17.60	$17.34	$16.97	$17.65	$17.66

Income (loss) from investment operations:
Net investment income	0.18		0.39	0.43	0.50	0.57	0.59
Net realized and unrealized gains (losses) on investments	0.21		(0.17)	0.28	0.37	(0.58)	0.05
Total from investment operations	0.39		0.22	0.71	0.87	(0.01)	0.64

Less distributions:
Dividends from net investment income	(0.18)		(0.39)	(0.43)	(0.50)	(0.58)	(0.59)
Distributions from net realized capital gains	—		(0.03)	(0.02)	—	(0.09)	(0.06)
Total distributions	(0.18)		(0.42)	(0.45)	(0.50)	(0.67)	(0.65)

Net asset value at end of period	$17.61		$17.40	$17.60	$17.34	$16.97	$17.65

Total return (a)	2.27%	(b)	1.19%	4.18%	5.19%	(0.08% )	3.70%

Ratios/Supplementary Data:
Net assets at end of period (in 000s)	$43,838		$44,292	$45,513	$46,032	$45,248	$49,853

Ratio of net investment income to average net assets	2.08%	(c)	2.17%	2.48%	2.90%	3.25%	3.39%

Ratio of expenses to average net assets (d)	0.97%	(c)	1.06%	1.21%	1.15%	1.12%	1.08%

Portfolio turnover rate (e)	10%	(b)	25%	18%	75%	70%	135%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)
Ratio as disclosed reflects the impact of custody fee credits earned by the Fund on cash balances. Had the custody fee credits not been included, the impact would have been to increase the ratios by 0.00%, 0.03%, 0.03% and 0.02%, for the fiscal years ended February 2010, 2009, 2008 and 2007, respectively (Note 2). There was no impact to such ratio for the year ended February 28, 2011 or the six months ended August 31, 2011.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes to financial statements.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS August 31, 2011 (Unaudited)

1. Organization

The Empire Builder Tax Free Bond Fund (the “Fund”) was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, non-diversified investment company. The Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.

The Fund has an unlimited number of shares authorized with no par value. The Fund’s two classes of shares, Builder Class and Premier Class, represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and required investment minimums. Premier Class shares bear lower transfer agency costs as a percentage of average net assets (Note 4) and require a $20,000 initial investment, whereas Builder Class shares require a $1,000 initial investment. Each class of shares has exclusive voting rights with respect to matters affecting only that class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies.

Securities Valuation – Tax-exempt securities are generally valued using prices provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Glickenhaus & Co. (the “Adviser”), under the general supervision of the Board.

Securities for which quotations are not readily available are stated at fair value using procedures approved by the Board. Short-term debt securities having remaining maturities of sixty days or less are stated at amortized cost, which approximates market value. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Municipal securities are valued using various inputs, including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events and are typically classified as Level 2. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2011, by security type:

	Level 1	Level 2	Level 3	Total
Municipal Securities	$—	$80,177,426	$—	$80,177,426
Money Market Funds	2,500,000	—	—	2,500,000
Total	$2,500,000	$80,177,426	$—	$82,677,426

During the six months ended August 31, 2011, the Fund did not have any significant transfers in and out of any level. There were no Level 3 securities or derivative instruments held in the Fund during the six months ended or as of August 31, 2011.

Share Valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern Time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Securities Transactions and Investment Income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discounts, is accrued as earned.

Distributions and Dividends – Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes at least annually substantially all net capital gains, if any, realized from portfolio transactions.

The amounts of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the Fund’s financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these estimated amounts.

Taxes – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Contingencies and Commitments – Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Investment Transactions

During the six months ended August 31, 2011, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $16,869,183 and $6,550,000, respectively.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT

The Fund retains the Adviser to act as investment adviser pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the first $100 million of average daily net assets and 0.3333% of such assets in excess of $100 million.

The Adviser has agreed to a reduction of its advisory fees to the extent that the Fund’s total expenses, including the advisory fees, exceed 1.50% per annum of the Fund’s average daily net assets. For the six months ended August 31, 2011, there was no reduction of advisory fees pursuant to this agreement.

MUTUAL FUND SERVICES AGREEMENTS

Under the terms of an Administration Agreement with the Fund, Ultimus supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, tax returns, and materials for meetings of the Board. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $5,000 per month.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Fund, Ultimus serves as transfer agent and shareholder services agent for the Fund. Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month for each Class of shares. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. The transfer agent fees associated with each Class are allocated to that Class. As the transfer agent fee is a specified dollar amount for each shareholder account and the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agent fees as a percentage of net assets.

Under the terms of a Fund Accounting Agreement with the Fund, Ultimus provides the Fund with accounting and pricing services. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of its daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

COMPLIANCE CONSULTING AGREEMENT

Under the terms of a Compliance Consulting Agreement between the Fund and Ultimus (the “Compliance Agreement”), Ultimus makes available an individual to serve as the Fund’s Chief Compliance Officer (“CCO”). Under the Compliance Agreement, Ultimus also provides infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program, including supporting services to the CCO. As compensation for the services rendered under the Compliance Agreement, Ultimus receives a monthly fee of $3,000.

OFFICERS AND TRUSTEES

Certain officers and Trustees of the Fund are affiliated with the Adviser or Ultimus. Except as disclosed above in connection with the Compliance Consulting Agreement, such officers and Trustees receive no compensation from the Fund for serving in their respective roles. Each of the four non-interested Trustees who serve on the Fund’s Board are paid a retainer of $2,100 per quarter and an additional $900 fee for each Board meeting attended, plus reimbursement for certain expenses. The non-interested Trustees who serve on committees of the Board receive an additional fee of $750 for attendance at each committee meeting held on a day other than a regular quarterly Board meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

5. Tax Matters

The tax character of dividends paid to shareholders during the periods ended August 31, 2011 and February 28, 2011 were as follows:

Period Ended	Ordinary Income	Net Long-Term Distributions	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
August 31, 2011	$—	$—	$—	$840,741	$840,741
February 28, 2011	$44,295	$82,391	$126,686	$1,785,554	$1,912,240

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of August 31, 2011:

Cost of portfolio investments	$79,732,698
Gross unrealized appreciation	$2,990,504
Gross unrealized depreciation	(45,776)
Net unrealized appreciation	$2,944,728
Accumulated undistributed ordinary income	1,119
Accumulated undistributed tax-exempt income	26,586
Other losses	(32,752)
Distribution payable	(15,854)
Total distributable earnings	$2,923,827

The difference between the federal income tax cost of portfolio investments and the financial statement cost is primarily due to differing methods in the amortization of market discount on fixed income securities.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (February 28, 2008 through February 28, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

6. Concentration of Credit Risk

The Fund invests primarily in debt instruments of municipal issuers in New York State. The issuers’ abilities to meet their obligations may be affected by economic developments in New York State or its region, as well as recent disruptions in the credit markets and the economy, generally. The issuers of municipal securities, including issuers of New York Tax Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

7. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

THE EMPIRE BUILDER TAX FREE BOND FUND NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2011 – August 31, 2011).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a sales load or redemption fee.

The calculations assume no shares were bought, sold or exchanged during the period. Your actual costs may have been higher or lower, depending on the amount of your investment, any exchanges and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE EMPIRE BUILDER TAX FREE BOND FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Expenses Paid During Period*
Builder Class
Based on Actual Fund Return	$1,000.00	$1,022.20	$5.40
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.86	$5.40
Premier Class
Based on Actual Fund Return	$1,000.00	$1,022.70	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.32	$4.94

*
Expenses are equal to the Class’s annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Builder Class	1.06%
Premier Class	0.97%

THE EMPIRE BUILDER TAX FREE BOND FUND OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-800-847-5886. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-847-5886, or on the SEC’s website at http://www.sec.gov.

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees of the Fund, with the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Fund (the “Independent Trustees”) voting separately, have reviewed and annually approved the continuance of the Fund’s Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. The most recent approval of the Advisory Agreement took place at a Board meeting held on June 2, 2011, at which all of the Trustees were present in person.

The Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees considered, among other things: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services provided and profits realized by the Adviser and any affiliates from their relationship with the Fund; (4) the possible economies of scale that would be realized due to the Fund’s growth; (5) whether fee levels reflect these economies of scale for the benefit of investors; (6) comparisons of services rendered to and fees paid by the Fund with the services provided to and the fees paid by other clients of the Adviser; and (7) any other benefits derived by the Adviser from its relationship with the Fund. In addition, the Trustees meet over the course of the year with investment personnel from the Adviser and regularly receive detailed information regarding the investment program and performance of the Fund, and they consider such information during their review of the Advisory Agreement. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process, who advised them of their responsibilities in determining whether to approve the continuance of the Advisory Agreement. Prior to voting, the Independent Trustees reviewed the proposal for continuance of the Advisory Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

The Board considered the nature, extent and quality of services provided under the Advisory Agreement and the process used by the Adviser to select portfolio securities for the Fund. The Board took into account the experience of the Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Fund, including their knowledge of fiscal conditions and evaluation of credit risk among various sectors and municipalities within the state of New York. After considering these and other relevant factors, the Board concluded that these factors supported the renewal of the Advisory Agreement.

The Board reviewed peer group analyses of the performance, advisory fees and expense ratios of the Fund as compared to other New York municipal bond funds. The Board reviewed the Fund’s historical performance over various periods ended March 31, 2011 with the averages of comparably managed mutual funds. The Board noted that the Fund performed below its benchmark index and the average returns of other New York municipal bond funds for the one, three, five and ten-year periods. The Board was mindful

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

that because preservation of capital is a primary investment goal of the Fund, it is managed in a conservative investment style and is generally less volatile than similar funds. The Board also took into account the Adviser’s view that the Fund’s conservative approach had been responsible, at least in part, for the Fund’s outperformance during periods of market turmoil. The Board also noted that the Fund is not managed to correlate to any particular index, nor does it invest in bonds subject to the alternative minimum tax. The Board considered the factors that have influenced the municipal bond market during the past year and impacted the management of the Fund, including (i) the fiscal stress faced by many state and local governments has increased the risk of default; (ii) the shift by municipalities towards Build America Bonds has lowered the supply of tax-exempt issues and caused a reduction in their yields; and (iii) investors’ appetite for higher-yielding issues has increased the demand for longer-term, riskier issues, causing funds with a higher credit orientation to generally underperform relative to funds that invest in lower quality securities. After considering all of these and other relevant factors, the Independent Trustees concluded they supported the continuance of the Advisory Agreement.

The Board reviewed the advisory fee rate paid by the Fund under the Advisory Agreement and compared that rate to the advisory fee rates of comparably managed mutual funds. The Board noted that the Fund’s advisory fee rate is lower than the average and the median of the Fund’s peer group. The Board then compared the total operating expense ratio of the Fund with the expense ratios of other similarly managed funds and found that the Fund’s expense ratio is higher than the average for such other funds. The Board noted that the Fund’s expense ratio has decreased in the last year due to the change from Citi Fund Services Ohio, Inc. to Ultimus Fund Solutions, LLC, despite a continued decline in assets under management. The Board recognized that the Fund is used primarily as a reinvestment vehicle for owners of Unit Investment Trusts (“UITs”) sponsored by the Adviser and the representations by the Adviser that it is trying to reverse the trend of declining assets by actively soliciting its UIT shareholders and taking other steps to market the Fund. The Board reviewed the Adviser’s costs of providing services to the Fund and its profitability from the Advisory Agreement and noted that the Adviser realized a net profit of 8.55% on its advisory fee in the last year. After considering these and other relevant factors, the Trustees concluded that the fees and expenses of the Fund were reasonable, and further that the profits realized by the Adviser from its relationship with the Fund were not excessive or unreasonable and supported the continuance of the Advisory Agreement.

The Board compared the fee charged by the Adviser for providing portfolio management services to individuals and institutions investing in municipal bonds with those charged to the Fund. The Trustees concluded that the fees paid by the Fund are not unreasonable when measured against the fees paid for accounts by individual and institutional clients of the Adviser.

THE EMPIRE BUILDER TAX FREE BOND FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board considered the extent to which economies of scale would likely be realized as the Fund grows. The Board noted that the advisory fee is currently subject to a breakpoint, and that the advisory fee is subject to further reduction if the Fund’s total expenses exceed an expense cap. As noted above, the Board also considered that the Fund’s small size did not permit it to take advantage of economies of scale to the same extent as larger funds. The Board also considered the “fallout” benefits to the Adviser with respect to the Fund, such as the convenience to investors in the Adviser’s New York tax-exempt UITs and the availability of the Fund for automatic investment of amounts distributed from the UITs. After considering these and other relevant factors, the Board concluded that these factors supported the continuance of the Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Fund under the Advisory Agreement are fair and reasonable, and determined that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

THE EMPIRE BUILDER TAX FREE BOND FUND GLICKENHAUS & CO. PRIVACY POLICY

The following privacy policy statement is issued by Glickenhaus & Co. (“Glickenhaus”) and The Empire Builder Tax Free Bond Fund (the “Fund”).

We consider customer privacy to be fundamental to our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of clients’ personal information. It is therefore our policy to respect the privacy of current and former clients and to protect personal information entrusted to us. We have established internal policies to protect this confidentiality, while allowing us to serve client needs.

In the course of providing products and services, we collect nonpublic personal information about clients. We collect this information from sources such as account applications, other account forms, and transactions made with us.

We do not disclose nonpublic personal information to affiliates or non-affiliated third parties, except as allowed by applicable law or regulation. In the normal course of serving clients, information we collect may be shared with companies that perform various services such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform clients of products and services that might be of interest. Specifically, we may disclose nonpublic personal information including:

•	Information we receive on applications or other forms, such as name, address, account or tax identification number, the types of amounts of investments, and bank account information.

•
Information about transactions with us, our affiliates or others, such as participation in mutual funds or other investment programs sponsored by Glickenhaus, ownership of certain types of accounts such as IRAs, or other account data.

The organizations that receive client information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard clients’ nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

The policies and practices above apply to both current and former customers.

For questions concerning this policy, please contact us by writing to The Empire Builder Tax Free Bond Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-800-847-5886.

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Investment Adviser and Distributor
Glickenhaus & Co.
546 Fifth Avenue
7th Floor
New York, New York 10036

Administrator, Transfer Agent
and Fund Accountant
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
41 S. High Street
Columbus, Ohio 43215

Customer Service
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-847-5886

This report is submitted for the information of the shareholders of The Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer or on the Fund’s website www.empirebuilderfund.com, which includes information regarding the Fund’s objectives and policies, performance record, management, expenses and other data.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Empire Builder Tax Free Bond Fund

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Seth M. Glickenhaus
Seth M. Glickenhaus, Chairman and President

Date	October 27, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	October 27, 2011

* Print the name and title of each signing officer under his or her signature.